UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST CLS Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
March 15, 2012

To the Shareholders of the AST CLS Growth Asset Allocation Portfolio of Advanced Series Trust:
Notice is hereby given that a special meeting of the shareholders of the AST CLS Growth Asset Allocation Portfolio (the CLS Portfolio or the Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on March 15, 2012 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposal listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to PI and AST Investment Services, Inc. by the CLS Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

This proposal corresponds to the planned:

•	termination of CLS Investments, LLC, the existing subadviser for the Portfolio,

•	retention of Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. as subadvisers for the Portfolio,

•	name change for the Portfolio from the AST CLS Growth Asset Allocation Portfolio to the AST Schroders Global Tactical Portfolio, and

•	implementation by the new subadvisers of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

The Board of Trustees of the Trust (the Board) has fixed the close of business on December 30, 2011 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the CLS Portfolio is entitled to one vote on the proposal and each fractional share of the CLS Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

  By order of the Board of Trustees of Advanced Series Trust

  Jonathan D. Shain
   Assistant Secretary
  Advanced Series Trust
[January __, 2012]

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ADVANCED SERIES TRUST
AST CLS Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT DATED [JANUARY __, 2012]
Special Meeting of Shareholders
To Be Held on March 15, 2012

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST CLS Growth Asset Allocation Portfolio (the CLS Portfolio or the Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve an increase in the investment management fee rate paid by the Portfolio to Prudential Investments LLC (PI) and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) in connection with the implementation of a new investment strategy for the Portfolio. Such proposal for an increase in the Portfolio's investment management fee rate is referred to herein from time to time as the “Proposal”.

The Proposal corresponds to the planned:

•	termination of CLS Investments, LLC (CLS), the existing subadviser for the Portfolio,

•	retention of Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Ltd. (SIMNA Ltd. , and together with Schroders, the New Subadvisers) as subadvisers for the Portfolio,

•	name change for the Portfolio from the AST CLS Growth Asset Allocation Portfolio to the AST Schroders Global Tactical Portfolio (referred to herein as the Schroders Portfolio or the Repositioned Portfolio), and

•	implementation by the New Subadvisers of a new investment strategy for the Portfolio as described in greater detail in this Proxy Statement.

The existing subadviser for the Portfolio will be terminated, the New Subadvisers will be retained, and the name change and new investment strategy will be implemented only if shareholders approve the increased investment management fee rate for the Portfolio. You should note that the Portfolio will no longer invest substantially all of its assets in other portfolios of the Trust and exchange-traded funds if the Proposal is approved and the above-described changes are implemented.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on March 15, 2012 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the CLS Portfolio. This Proxy Statement will first be sent to shareholders of the CLS Portfolio on or about [January __, 2012]. The close of business on December 30, 2011 (the Record Date) has been fixed by the Board as the record date for the determination of shareholders of the CLS Portfolio entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 155,621,743 outstanding shares of the CLS Portfolio.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Trust’s website at http://www.prudential.com/view/page/public/12669.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. AST, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the CLS Portfolio. As of October 31, 2011, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $157.8 billion. The CLS Portfolio commenced operations on November 19, 2007. Investment advisory services are currently provided to the CLS Portfolio by the Co-Managers at the addresses listed above and by CLS Investments, LLC at 4020 South 147th Street, Omaha, Nebraska 68137.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of each of the Co-Managers. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Investment Objective and Principal Investment Policies of CLS Portfolio

The current investment objective of the CLS Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The CLS Portfolio's investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. No assurance can be given that the CLS Portfolio will achieve its investment objective.

The CLS Portfolio currently operates as a fund-of-funds. That means that the CLS Portfolio currently invests substantially all of its assets in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, at least 90% of the CLS Portfolio's assets are allocated across as many as seven different “core” investment categories. The seven “core” investment categories include:

•	domestic large-cap and mid-cap value equity securities;

•	domestic large-cap and mid-cap growth equity securities;

•	domestic small-cap value equity securities;

•	domestic small-cap growth equity securities;

•	international large-cap value equity securities;

•	international large-cap growth equity securities; and

•	domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments.

Only other portfolios of the Trust (collectively referred to herein as Underlying Trust Portfolios) selected by PI may be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of the Portfolio's assets may be allocated to “off-benchmark” investments. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in:

•	equity sectors such as real estate, technology, utilities, financials, or healthcare;

•	inflation-indexed debt securities;

•	international debt securities; and

•	commodities.

Only exchange-traded funds (collectively referred to herein as Underlying ETFs) may be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio. In general terms, Underlying ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The CLS Portfolio normally allocates approximately 70% of its net assets to equity securities and approximately 30% of its net assets to domestic fixed-income securities/cash. Depending on market conditions, the equity portion may range between 60-80% of the CLS Portfolio’s net assets and the domestic fixed-income/cash portion may range between 20-40% of the CLS Portfolio’s net assets. The following table provides more detailed information regarding the CLS Portfolio’s asset allocation mix as of November 30, 2011 and related allocation guidelines.

Asset Class and Investment Category for CLS Portfolio	CLS Portfolio Assets	Allocation Guideline
Core Equities	67.3%	60%-80%
Domestic Large & Mid-Cap	45.1%	30%-80%
Large & Mid-Cap Value	21.3%	15%-40%
Large & Mid-Cap Growth	23.8%	15%-40%
Domestic Small-Cap	6.5%	0%-7%
Small-Cap Value	0.0%	0%-7%
Small-Cap Growth	6.5%	0%-7%
International Large-Cap	15.7%	0%-20%
International Value	3.0%	0%-20%
International Growth	12.7%	0%-20%
Core Domestic Fixed-Income/Cash	22.8%	20%-40%
Domestic Fixed-Income (Core Bonds)	19.3%	10%-40%
Cash/Money Market Instruments	3.5%	0%-30%
“Off-Benchmark” Investment Categories	9.9%	0%-10%

The following table indicates the division of CLS Portfolio assets among the various Underlying Trust Portfolios and Underlying ETFs as of November 30, 2011.

Asset Class and Investment Category for CLS Portfolio	Underlying Trust Portfolio or ETF	Amount
Core Equities		67.3%
Domestic Large & Mid Cap		45.1%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	9.4%
Domestic Large & Mid-Cap Value	AST BlackRock Value	6.2%
Domestic Large & Mid-Cap Value	AST Jennison Large-Cap Value	3.0%
Domestic Large & Mid-Cap Value	AST Goldman Sachs Large-Cap Value	2.0%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.7%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	5.8%
Domestic Large & Mid-Cap Growth	AST Jennison Large-Cap Growth	5.7%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	5.7%
Domestic Large & Mid-Cap Growth	AST MFS Growth	3.5%
Domestic Large & Mid-Cap Growth	AST Goldman Sachs Concentrated Growth	2.4%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.4%
Domestic Large & Mid-Cap Growth	AST Goldman Sachs Mid-Cap Growth	0.3%

Domestic Small-Cap		6.5%
Domestic Small-Cap Growth	AST Small-Cap Growth	3.4%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	3.1%

International Large-Cap		15.7%
International Large-Cap Value	AST International Value	3.0%
International Large-Cap Growth	AST International Growth	12.7%

Core Domestic Fixed-Income/Cash		22.8%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	6.7%
Domestic Fixed-Income (Core Bonds)	AST Prudential Core Bond	3.9%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	3.9%
Domestic Fixed-Income (Core Bonds)	AST Neuberger Berman Core Bond	1.9%
Domestic Fixed-Income (Core Bonds)	AST Lord Abbett Core Fixed Income	2.9%
Cash/Money Market Instruments	AST Money Market	3.5%

“Off-Benchmark” Investment Categories		9.9%
“Junk” Bonds	iShares iBoxx $ High Yield Corporate Bond Fund	2.3%
Sector Equity	Technology Select Sector SPDR Fund	1.6%
Sector Equity	Energy Select Sector SPDR Fund	1.1%
Sector Equity	SPDR S&P Bank ETF	1.0%
Sector Equity	Vanguard Health Care ETF	0.5%
Sector Equity	iShares Dow Jones U.S. Healthcare Sector Index Fund	0.5%
Sector Equity	iShares S&P Globa l Technology Sector Index Fund	0.5%
International Equity	iShares MSCI Germany Index Fund	1.1%
International Equity	iShares MSCI Emerging Markets Index Fund	0.5%
International Equity	iShares FTSE/Xinhua China 25 Index Fund	0.5%
Currency	PowerShares DB U.S. Dollar Index Bullish Fund	0.3%

* Due to rounding, total of weights may exceed 100%. Actual total of allocations is 100%.

CLS, the CLS Portfolio’s sole subadviser, is generally responsible for determining the CLS Portfolio’s target asset allocation among the various asset classes (i.e., equities and domestic fixed-income/cash) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. CLS employs various tactical asset allocation strategies in connection with its establishment of target asset allocations for the Portfolio. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. The Co-Managers are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS’ asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

Reasons for the Meeting

At Board meetings held on December 6-8, 2011 (the Board Meeting), the Board considered presentations made by the Co-Managers and the New Subadvisers concerning changes to the CLS Portfolio’s contractual investment management fee rate, subadvisory arrangements, investment strategy, investment objective, non-fundamental investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). The Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•	terminate CLS as the sole subadviser for the CLS Portfolio and current voluntary investment management fee waiver;

•	retain Schroders and SIMNA Ltd. as subadvisers for the Portfolio; and

•	have the New Subadvisers implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the CLS Portfolio, the revised fee schedule will become effective upon the termination of CLS as the sole subadviser for the CLS Portfolio and the current voluntary investment management fee waiver and the corresponding addition of Schroders and SIMNA Ltd. as subadvisers to the Portfolio. Such termination of CLS and the current voluntary investment management fee waiver and the corresponding addition of Schroders and SIMNA Ltd. are expected to occur on or about April 30, 2012. In turn, once Schroders and SIMNA Ltd. become subadvisers to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST CLS Growth Asset Allocation Portfolio to the AST Schroders Global Tactical Portfolio.
In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle and would continue to operate in accordance with the overall asset allocation parameters outlined above (i.e., normally 70% equity exposure but may range from 60-80% and 30% domestic fixed-income/cash exposure but may range from 20-40%). The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadvisers would implement various investment strategies and a global tactical asset allocation strategy primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). A portion of the Repositioned Portfolio’s assets will also be invested in Underlying ETFs and in other investment companies that are not managed or advised by the Co-Managers, the New Subadvisers, or their respective affiliates. Such Underlying ETFs and other investment companies in which the Repositioned Portfolio will invest are collectively referred to in this Proxy Statement as “Underlying Non-Affiliated Portfolios.” Finally, the Repositioned Portfolio may invest up to 5% of its net assets in alternative investments.

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract owners currently invested in the CLS Portfolio with the benefit of having Schroders and SIMNA Ltd. as subadvisers, including obtaining access to their various investment strategies and global tactical asset allocation strategy. The Co-Managers also believe that the Repositioned Portfolio’s differentiation from the CLS Portfolio and many of the Trust’s other asset allocation options would also provide Contract owners with a greater diversity of investment options.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of CLS as sole subadviser for the Portfolio, the retention of Schroders and SIMNA Ltd. as subadvisers for the Portfolio, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the CLS Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged.In addition, it is expected that the current voluntary investment management fee waiver for the CLS Portfolio would also remain in effect in the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Investment Managers at any time thereafter without prior notice to Portfolio shareholders.

Voting

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). [As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), The Prudential Insurance Company of America (PICA), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), and Allstate Life Insurance Company are the only Participating Insurance Companies.] Each of PALAC, PICA, Pruco, and Pruco NJ is an affiliate of AST and PI. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the CLS Portfolio through the Contracts and should consider themselves shareholders of the CLS Portfolio for purposes of this Proxy Statement.

Each Contract owner invested in the CLS Portfolio at the close of business on December 30, 2011 (the Record Date) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the CLS Portfolio that he or she beneficially owns on the Record Date. In addition, in accordance with requirements of the U.S. Securities and Exchange Commission (the SEC), the relevant Participating Insurance Company will vote all shares of the CLS Portfolio, including CLS Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). The presence at the Meeting of less than all of the Participating Insurance Companies may be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

The required vote for shareholder approval of the Proposal and the various methods that shareholders may use to vote are described in more detail in this Proxy Statement under the caption “Voting Information.”

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO
PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC.
BY THE AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
(TO BE RENAMED AST SCHRODERS GLOBAL TACTICAL PORTFOLIO)

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the AST CLS Growth Asset Allocation Portfolio (to be renamed AST Schroders Global Tactical Portfolio), and the Co-Managers. The revised fee schedule was approved by the Board at the Board Meeting. If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and AST currently serve as the Co-Managers for the CLS Portfolio. Pursuant to the Management Agreement, PI and AST provide investment advisory and related management and administrative services to the CLS Portfolio. The current Management Agreement was most recently approved by the shareholders of the CLS Portfolio at a special meeting of the initial CLS Portfolio shareholders that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 15-17, 2011.

Under the current Management Agreement, the CLS Portfolio’s annualized contractual investment management fee is 0.30% of its average daily net assets. The Co-Managers, in turn, pay CLS a contractual subadvisory fee rate that equals 0.20% of the CLS Portfolio’s average daily net assets to $100 million; 0.15% of the CLS Portfolio’s average daily net assets over $100 million to $200 million; and 0.10% of the CLS Portfolio’s average daily net assets over $200 million. Since the CLS Portfolio currently operates as a fund-of-funds, the Portfolio also indirectly pays investment management fees to the Co-Managers in connection with the Portfolio’s investments in the relevant Underlying Trust Portfolios. The Co-Managers, in turn, pay a portion of the investment management fees received from the Underlying Trust Portfolios to the subadvisers for the relevant Underlying Trust Portfolios.

As of the date hereof, the Co-Managers voluntarily waive 0.05% of their investment management fee on CLS Portfolio assets between $100 million and $200 million and 0.10% of their investment management fee on CLS Portfolio assets exceeding $200 million. Such investment management fee waiver is voluntary and may be terminated by the Co-Managers at any time without prior notice to Portfolio shareholders. Shareholder approval of the increased investment management fee rate would result in the termination of such voluntary fee waiver for the CLS Portfolio.

Set forth below is summary information (in both percentage and dollar terms) for the twelve-month period ended October 31, 2011 regarding the approximate: (i) contractual investment management fees that would have been paid by the CLS Portfolio to the Co-Managers absent application of the above-described voluntary investment management fee waiver; (ii) investment management fees paid by the relevant Underlying Trust Portfolios to the Co-Managers; (iii) contractual subadvisory fees paid by the Co-Managers to CLS; and (iv) subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios.

Direct Contractual Inv Mgt Fees for CLS Portfolio	Contractual Sub Fees Paid by Co-Managers to CLS	Contractual Inv Mgt Fees Paid by Underlying Trust Portfolios to Co-Managers	Contractual Subadvisory Fees Paid by Co-Managers to Subadvisers for Underlying Trust Portfolios	Total Contractual Inv Mgt Fees for Co-Managers in Connection with CLS Portfolio	Total Contractual Sub Fees Paid by Co-Managers to Relevant Subadvisers in Connection with CLS Portfolio
0.30%	0.11%	0.68%	0.24%	0.98%	0.35%
$5,325,000	$1,842,000	$12,070,000	$4,260,000	$17,395,000	$6,102,000

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the CLS Portfolio approve the Proposal, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Co-Managers an investment management fee at the annual rate of 0.95% of the Portfolio's average daily net assets. As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

Pursuant to the Management Agreement, the Co-Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manage both the investment operations of the CLS Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Co-Managers are obligated to keep certain books and records of the CLS Portfolio.

Pursuant to the Management Agreement, the Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the CLS Portfolio. The Co-Managers continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. Pursuant to the Management Agreement, the Co-Managers also review the performance of CLS, the sole subadviser for the Portfolio, and make recommendations to the Board with respect to the retention of CLS and the renewal of the subadvisory agreement for the Portfolio between the Co-Managers and CLS. The Trust has obtained an exemption from the SEC that permits the Co-Managers, subject to approval by the Board, to change subadvisers for the CLS Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers such as CLS by the Co-Managers and the Trustees.

The Co-Managers also administer the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian) or the Trust's transfer agent. The management services of the Co-Managers to the Trust are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render investment management services to other pooled investment vehicles.

If CLS Portfolio shareholders do not approve the Proposal, CLS will not be terminated as a subadviser to the Portfolio, Schroders and SIMNA Ltd. will not be added as subadvisers for the Portfolio, the name, investment objective, performance benchmark, and non-fundamental investment policies of the CLS Portfolio will remain unchanged, and the CLS Portfolio will continue to operate as a fund-of-funds.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the CLS Portfolio in order to effect the Portfolio Repositioning. In particular, an increased investment management fee rate will enable the Co-Managers to: (i) terminate CLS as the sole subadviser for the CLS Portfolio; (ii) retain Schroders and SIMNA Ltd. as subadvisers for the Portfolio; and (iii) have the New Subadvisers implement a new investment strategy for the Portfolio. See “Description of the Portfolio Repositioning” below. The Board has already approved all aspects of the Portfolio Repositioning, including the termination of CLS as the sole subadviser for the Portfolio and the addition of Schroders and SIMNA Ltd. as subadvisers for the Portfolio. Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. Shareholder approval of the increased investment management fee rate would also result in the termination of the above-described voluntary investment management fee waiver that is currently in effect for the CLS Portfolio. Shareholder approval of the termination of the current subadvisory arrangements with CLS and the Co-Managers’ retention of the New Subadvisers, however, is not required pursuant to the above-described exemptive order that was received from the SEC by the Trust and the Co-Managers.
The new and current contractual and effective subadvisory fee rates for the Portfolio are described in the table and related footnotes below.

Portfolio	Subadviser(s)	Contractual Subadvisory Fee Rate
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc. & Schroder Investment Management North America Ltd .+

0.40% of average daily net assets to $500 million;

0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets from $1 billion to $2 billion; 0.28% of average daily net assets from $2 billion to $3 billion;
0.26% of average daily net assets from $3 billion to $5 billion; and
0.25% of average daily net assets over $5 billion*

AST CLS Growth Asset Allocation Portfolio	CLS Investments, LLC	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets from $100 million to $200 million; and 0.10% of average daily net assets over $200 million* *

+ Under the subadvisory arrangements, the Co-Managers will pay such subadvisory fee to Schroders based upon the Schroders Portfolio’s average daily net assets and Schroders (and not the Co-Managers) will pay to SIMNA Ltd. a percentage of all subadvisory fees actually paid by the Co-Managers to Schroders.
* Because the Portfolio’s net assets exceeded certain of the breakpoints shown above during the twelve-month period ended October 31, 2011, the effective contractual subadvisory fee rate for the New Subadvisers with respect to the Portfolio would have been 0.34% during that period.
** Because the CLS Portfolio’s net assets exceeded the relevant breakpoints shown above during the twelve-month period ended October 31, 2011, the effective contractual subadvisory fee rate for CLS with respect to the CLS Portfolio was 0.11% during that period.In addition, since the CLS Portfolio operates as a fund-of-funds, the Co-Managers also pay subadvisory fees to the relevant subadvisers for the Underlying Trust Portfolios based upon the CLS Portfolio's investments in those Underlying Trust Portfolios. Based on the CLS Portfolio's average daily net assets and holdings for the twelve-month period ended October 31, 2011, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.35%.This estimated gross effective subadvisory fee rate includes: (i) the 0.11% effective contractual subadvisory fee paid by the Co-Managers directly to CLS plus (ii) the estimated weighted average of the subadvisory fees paid to the subadvisers for the Underlying Trust Portfolios by the Co-Managers (i.e., 0.24%) based upon the CLS Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended October 31, 2011.

The table and related footnotes above illustrate for the twelve-month period ended October 31, 2011 that the effective contractual subadvisory fee rate that would have been paid by the Co-Managers to the New Subadvisers in connection with the Repositioned Portfolio:

•	is 0.23% higher than the contractual subadvisory fee rate that was directly paid by the Co-Managers to CLS in connection with the CLS Portfolio; and

•	is actually 0.01% lower than the estimated gross effective subadvisory fee rate for the CLS Portfolio.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
	CLS Portfolio	Repositioned Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A*	N/A*
Maximum Deferred Sales Charge (Load)	N/A*	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*	N/A*
Redemption Fees	N/A*	N/A*
Exchange Fee	N/A*	N/A*

*  Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):
The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the CLS Portfolio for the twelve-month period ended October 31, 2011 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended October 31, 2011 assuming the proposed increased contractual investment management fee rate and the relevant subadvisory arrangements had been in effect during that period. Future fees and expenses may be greater or less than those indicated below.

Fund Operating Expenses for AST CLS Growth Asset Allocation Portfolio

Investment Mgt Fees*	Other Expenses**	Acquired Fund Fees and Expenses***	CLS Portfolio Total Operating Expenses
0.30%	0.02%	0.82%	1.14%

* The only investment management fee paid to the Co-Managers by the CLS Portfolio is the contractual investment management fee shown above. Since the CLS Portfolio currently operates as a fund-of-funds, the CLS Portfolio also indirectly pays investment management fees to the Co-Managers in connection with its investments in the relevant Underlying Trust Portfolios. Based on the CLS Portfolio’s average daily net assets and holdings for the twelve-month period ended October 31, 2011, the estimated gross effective investment management fee rate for the CLS Portfolio was 0.98% during that period. This estimated gross effective investment management fee rate includes: (i) the CLS Portfolio’s contractual investment management fee rate of 0.30% plus (ii) the estimated weighted average of the investment management fees paid to the Co-Managers by the Underlying Trust Portfolios (i.e., 0.68%) based upon the CLS Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended October 31, 2011. Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the CLS Portfolio.
** As used in connection with the CLS Portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the CLS Portfolio under which the Trust will compensate such issuers for providing ongoing services to CLS Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services to shareholders. The contractual administrative services fee is 0.10% of the CLS Portfolio's average daily net assets, subject to the current asset-based voluntary waivers applicable to that fee. The CLS Portfolio is not directly subject to the administrative services fee to the extent it invests in Underlying Trust Portfolios. The Underlying Trust Portfolios in which the CLS Portfolio invests are, however, directly subject to the administrative services fee.
***As described above, the CLS Portfolio invests at least 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. As a result, CLS Portfolio shareholders indirectly bear the fees and expenses of the relevant Underlying Trust Portfolios and Underlying ETFs. The expenses shown under “Acquired Fund Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Trust Portfolios and Underlying ETFs in which the CLS Portfolio invested during the twelve-month period ended October 31, 2011. The CLS Portfolio does not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Portfolios.

Estimated Pro Forma Fund Operating Expenses for AST Schroders Global Tactical Portfolio

Investment Management Fees*	Other Expenses**	Acquired Fund Fees and Expenses***	Repositioned Portfolio Total Operating Expenses
0.95%	0.14%	0.15%	1.24%

 *The Co-Managers have entered into a contractual waiver so that the Repositioned Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013.
** Estimate based in part on assumed average daily net assets of approximately $1.7 billion for the Repositioned Portfolio (i.e., the approximate amount of the Portfolio’s net assets as of October 31, 2011) for the fiscal period ending December 31, 2012. As used in connection with the Repositioned Portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Repositioned Portfolio under which the Trust will compensate such issuers for providing ongoing services to Repositioned Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services to shareholders. The contractual administrative services fee is 0.10% of the Repositioned Portfolio's average daily net assets, subject to the current asset-based voluntary waivers applicable to that fee.
***The New Subadvisers may, from time to time, invest a portion of the Repositioned Portfolio’s assets in Underlying Non-Affiliated Portfolios.As a result, the Repositioned Portfolio will indirectly incur a pro rata portion of the fees and expenses of the relevant Underlying Non-Affiliated Portfolios. The expenses shown under “Acquired Fund Fees and Expenses” represent a weighted average of the expense ratios of those Underlying Non-Affiliated Portfolios based upon the Repositioned Portfolio’s expected holdings upon the commencement of operations. The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Repositioned Portfolio's “Acquired Fund Fees and Expenses” do not exceed 0.20% of the Portfolio's average daily net assets. For purposes of applying this voluntary expense cap, “Acquired Fund Fees and Expenses” shall not include, and the Co-Managers shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, and extraordinary expenses incurred by the relevant Underlying Non-Affiliated Portfolios. This arrangement will be monitored and applied daily based upon the Repositioned Portfolio's then current holdings of the Underlying Non-Affiliated Portfolios and the expense ratios of the relevant Underlying Non-Affiliated Portfolios as of their most recent fiscal year end.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the CLS Portfolio under the current investment management fee and subadvisory arrangements during the twelve-month period ended October 31, 2011with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and relevant subadvisory arrangements were in effect for the twelve-month period ended October 31, 2011. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST CLS Growth Asset Allocation Portfolio*:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Schroders Global Tactical Portfolio:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

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*Such amounts do not reflect application of voluntary investment management fee waiver in effect as of the date hereof with respect to the CLS Portfolio.

Had the proposed increased contractual investment management fee rate for the Portfolio and the subadvisory arrangements with the New Subadvisers been in effect during the twelve-month period ended October 31, 2011, the Co-Managers would have:

•	received approximately $16,863,000 in investment management fees from the Repositioned Portfolio;

•	paid approximately $6,035,000 in subadvisory fees to the New Subadvisers; and

•	had net retained investment management fees of approximately $10,828,000 in connection with the Repositioned Portfolio (i.e. , $16,863,000 in investment management fees received — $6,035,000 in subadvisory fees paid).

Summarized in the table below (expressed in both dollar and percentage terms for the twelve-month period ended October 31, 2011) are the actual and estimated pro forma contractual and effective:

•	investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (exclusive of the above-described voluntary investment management fee waiver);

•	subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (i.e., to CLS, to the subadvisers for the relevant Underlying Trust Portfolios, and to the New Subadvisers, as applicble); and

•	net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co-Managers	Effective Inv Mgt Fee Received by Co-Managers	Contr Sub Fee Paid by Co-Managers to Relevant Sub	Effective Sub Fee Paid by Co-Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co-Managers	Net Effective Inv Mgt Fee Retained by Co-Managers
Repositioned Portfolio (Estimated Pro Forma)	$16,863,000	$16,863,000	$6,035,000	$6,035,000	$10,828,000	$10,828,000
CLS Portfolio (Actual)	$5,325,000	$17,395,000*	$1,842,000	$6,102,000**	$3,483,000	$11,293,000
Increase-(Decrease) from Actual to Estimated Pro Forma	$11,538,000	$(532,000)	$4,193,000	$(67,000)	$7,345,000	$(465,000)
Difference Between Actual and Estimated Pro Forma in Percentage Terms	0.65%	(0.03)%	0.23%	(0.01)%	0.42%	(0.02)%

* For the period indicated, the amount shown above represents the sum of the direct contractual investment management fees for the CLS Portfolio (i.e., $5,325,000) and the estimated investment management fees paid to the Co-Managers by the relevant Underlying Trust Portfolios (i.e., $12,070,000) based upon the CLS Portfolio's investments in those Underlying Trust Portfolios.Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the CLS Portfolio.
** For the period indicated, the amount shown above represents the sum of the contractual subadvisory fees paid to CLS by the Co-Managers in connection with the CLS Portfolio (i.e., $1,842,000) and the estimated subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios (i.e., $4,260,000) based upon the CLS Portfolio's investments in those Underlying Trust Portfolios.

Summarized in the table below (expressed as a percentage of the Portfolio's average daily net assets for the twelve-month period ended October 31, 2011) are the actual and estimated pro forma contractual and effective:

•	investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (exclusive of the above-described voluntary investment management fee waiver);

•

subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (i.e., to CLS, to the subadvisers for the relevant Underlying Trust Portfolios, and to the New Subadvisers, as applicable ); and

•	net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co-Managers	Effective Inv Mgt Fee Received by Co-Managers	Contr Sub Fee Paid by Co-Managers to Relevant Sub	Effective Sub Fee Paid by Co-Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co-Managers	Net Effective Inv Mgt Fee Retained by Co-Managers
Repositioned Portfolio (Estimated Pro Forma)	0.95%	0.95%	0.34%	0.34%	0.61%	0.61%
CLS Portfolio (Actual)	0.30%	0.98%*	0.11%	0.35%**	0.19%	0.63%
Increase-(Decrease) from Actual to Estimated Pro Forma	0.65%	(0.03)%	0.23%	(0.01)%	0.42%	(0.02)%

* For the period indicated, the amount shown above represents the sum of the direct contractual investment management fees for the CLS Portfolio (i.e., 0.30%) and the estimated investment management fees paid to the Co-Managers by the relevant Underlying Trust Portfolios (i.e.,0.68%) based upon the CLS Portfolio's investments in those Underlying Trust Portfolios.Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the CLS Portfolio.
** For the period indicated, the amount shown above represents the sum of the contractual subadvisory fees paid to CLS by the Co-Managers in connection with the CLS Portfolio (i.e., 0.11%) and the estimated subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios (i.e., 0.24%) based upon the CLS Portfolio's investments in those Underlying Trust Portfolios.

In summary, for the twelve-month period ended October 31, 2011, the Co-Managers note that:

•   the proposed contractual investment management fee rate for the Repositioned Portfolio (i.e., 0.95%) was actually lower (i.e., 0.03%) than the estimated gross effective contractual investment management fee rate for the CLS Portfolio (i.e., 0.98%); and

•  the estimated pro forma net effective contractual investment management fee rate to be retained by the Co-Managers in connection with the Repositioned Portfolio (i.e., 0.61%) was actually lower (i.e., 0.02%) than the estimated net effective investment management fee rate retained by the Co-Managers in connection with the CLS Portfolio (i.e., 0.63%).

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio's investment objective, investment strategy, non-fundamental investment policies, and blended performance benchmark is set forth below. The Board approved these changes at the Board Meeting. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to the Proposal.

Current and Proposed Investment Objective. The current investment objective of the CLS Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The proposed investment objective of the Repositioned Portfolio will be to seek to outperform its blended performance benchmark. The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the CLS Portfolio or the Repositioned Portfolio will achieve its investment objective.

Proposed Non-Fundamental Investment Policy and Performance Benchmark Changes. The proposed changes to the non-fundamental investment policies and blended performance benchmark for the Portfolio are summarized below.

Current Non-Fundamental Investment Policy of AST CLS Growth Asset Allocation Portfolio	Proposed Non-Fundamental Investment Policy of AST Schroders Global Tactical Portfolio
Fund-of-Funds: Under normal circumstances, the CLS Portfolio invests approximately 90% of its assets in Underlying Trust Portfolios and up to 10% of its assets in Underlying ETFs.	Fund-of-Funds: Termination of policy. The Schroders Portfolio may, however, invest in other investment companies to the extent permitted by the Investment Company Act and the rules thereunder.
Blended Performance Benchmark: Russell 3000 Index: 60% MSCI EAFE Index: 10% Barclays Capital U.S. Aggregate Bond Index: 30%	Blended Performance Benchmark: Russell 3000 Index: 45% MSCI EAFE Index (USD Hedged): 12.5% MSCI EAFE Index (Local): 12.5% Barclays Capital U.S. Aggregate Bond Index: 30%

The Repositioned Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, Underlying Non-Affiliated Portfolios, and various types of derivative instruments. The Repositioned Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The New Subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Repositioned Portfolio achieve its investment objective.

Under normal circumstances, approximately 70% of the Repositioned Portfolio’s net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio's net assets and such fixed-income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Non-Affiliated Portfolios. The Repositioned Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Repositioned Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%*
International Equities+	15%	25%	30%*
Investment Grade Bonds	20%	28%	40%**
High Yield or “Junk” Bonds	0%	2%	10%**
Alternatives	0%	0%	5%

_____

+ Under normal circumstances, the New Subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Repositioned Portfolio’s international equity investments back into the U.S. dollar. The New Subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Repositioned Portfolio’s foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio’s assets may be invested in issuers located in emerging market countries.
* Notwithstanding the individual maximum exposures for domestic equities (i.e., 55%) and international equities (i.e., 30%), the maximum combined exposure to equities is 80% of the Repositioned Portfolio's net assets.
** Notwithstanding the individual maximum exposures for investment grade bonds (i.e., 40%) and high yield or “junk” bonds (i.e., 10%), the maximum combined exposure to fixed-income securities is 40% of the Repositioned Portfolio's net assets.

The New Subadvisers will seek to achieve the Repositioned Portfolio’s investment objective by utilizing a select spectrum of investment strategies that have been developed within the Schroders organization. Set forth below is a description of certain specific investment strategies that the New Subadvisers currently intend to use.

International Equity Alpha and International Multi-Cap Value Investment Strategies. Under normal circumstances, each of these investment strategies will invest primarily in the equity securities of companies located outside of the United States. For these purposes, an issuer will be considered located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the New Subadvisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. Although each of these segments of the Portfolio will attempt to invest broadly across regions and countries throughout the world, including emerging market countries, a significant portion of their respective assets may, from time to time, be invested in any one country or group of countries. Each of these segments of the Repositioned Portfolio will normally invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The New Subadvisers may invest the assets attributable to each of these investment strategies in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization.

In managing the International Equity Alpha Investment Strategy, the New Subadvisers will rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The New Subadvisers will consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. The International Equity Alpha Investment Strategy focuses on selecting the best investment ideas that are identified by team of locally based equity analysts and global sector specialists throughout the Schroders organization. This segment of the Portfolio generally will hold between 40–60 positions.

In managing the International Multi-Cap Value Investment Strategy, the New Subadvisers will apply a proprietary quantitative investment analysis that seeks to: (i) capture the historically high returns from value stocks and (ii) provide a dividend yield typically above the MSCI EAFE Index but with lower risk. The New Subadvisers will not consider benchmark weights when constructing this portion of the Portfolio. The New Subadvisers believe that indices weighted by market capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The New Subadvisers will seek to select stocks, including real estate investment trusts, anywhere in the world with high dividends and strong cash-flow; geographic and sector allocations are principally the result of this selection process.
For each of the International Alpha and International Multi-Cap Value segments, the New Subadvisers normally will, but are not required to, hedge some or all of the foreign currency exposure resulting from the international investments that made in connection with these segments of the Repositioned Portfolio. Furthermore, the Repositioned Portfolio may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. Although the New Subadvisers do not currently intend to invest significantly in derivative instruments for non-hedging purposes in connection with these Repositioned Portfolio segments, they may do so at any time. Each of these segments of the Repositioned Portfolio also may invest in Underlying Non-Affiliated Portfolios, including the securities of closed-end investment companies.

Core Plus Investment Strategy. For this segment of the Repositioned Portfolio, the New Subadvisers will seek to invest the assets attributable to this segment of the Repositioned Portfolio in a portfolio of securities that offer high total return – from current income, increases in market values of investments, or both. Under normal circumstances, this investment strategy will invest predominantly in fixed income obligations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The New Subadvisers currently consider fixed income obligations to include:

•	securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	debt securities of domestic or foreign corporations;

•	mortgage-backed and other asset-backed securities;

•	taxable and tax-exempt municipal bonds;

•	obligations of international agencies or supranational entities;

•	debt securities convertible into equity securities;

•	inflation-indexed bonds;

•	structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

•	delayed funding loans and revolving credit facilities; and

•	short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances, as well as cash or money market instruments.

This segment of the Repositioned Portfolio will invest principally in securities that, at the time of purchase, are rated investment grade by at least one of Moody’s Investors Services, Inc., Standard & Poor's Ratings Services, or Fitch Ratings (or considered by the New Subadvisers to be of comparable quality). A significant portion of the assets attributable to this investment strategy may, however, be invested in securities rated below investment grade (also known as high yield or “junk” bonds). In addition, although this segment of the Repositioned Portfolio may invest in the securities of issuers located anywhere in the world, its holdings will be primarily (but not exclusively) denominated in U.S. dollars. The New Subadvisers currently expect that a substantial portion of the assets attributable to this investment strategy will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The New Subadvisers also currently intend to maintain a dollar weighted average duration of three to six years for this segment of the Repositioned Portfolio. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The New Subadvisers generally will rely on detailed proprietary research, and will focus on sectors and securities it believes are undervalued relative to the market. The New Subadvisers will seek to exploit inefficiencies in the valuation of risk and reward and will look to capitalize on shifting market risks and dynamics caused by economic and technical factors. The New Subadvisers also will consider the liquidity of securities and the portfolio overall as an important factor in constructing this segment of the Repositioned Portfolio.
This segment of the Repositioned Portfolio may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps in connection with this investment strategy for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Repositioned Portfolio and reinvestment of the proceeds. The New Subadvisers may, but are not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of this segment of the Repositioned Portfolio to changes in the values of various foreign currencies. The New Subadvisers may hedge some of the foreign currency exposure for this segment of the Repositioned Portfolio back into the U.S. dollar, although they do not normally expect to do so.

Thematic Stock Baskets.The New Subadvisers will also attempt to build bespoke, thematic stock baskets in an attempt to capture opportunities under the surface of the traditional equity indices. The New Subadvisers’ starting point is to identify thematic investment ideas in the equity universe as part of their standard research process. To the extent a theme cannot be effectively captured through indices, ETFs, or stock baskets created by brokers, the New Subadvisers will take a tailored, flexible approach with an emphasis on risk management to construct their own stock basket. The first phase of stock basket construction involves a number of stock screening ‘hurdles’ that companies have to pass in order to be considered eligible for inclusion in the stock basket. Once the criteria for the stock basket have been defined, the New Subadvisers will use several stock level databases to search for the candidates for inclusion in the basket. The first phase of stock basket construction involves risk management. Once the New Subadvisers have identified the stocks to be included in the stock basket, they will use their proprietary portfolio construction software to structure the basket. As part of this process, the New Subadvisers will target different levels of risk within the stock baskets and look to ensure that individual stocks do not dominate the portfolio’s risk budget by putting limits on the contribution to risk coming from individual stock positions. In addition, stock liquidity characteristics will be taken into account within the portfolio construction process. Using these techniques, the New Subadvisers are seeking to tailor the stock basket to their particular requirements not only in terms of risk and diversification levels but also as complements to the rest of the holdings of the Portfolio. Once the stock basket has been built based upon the application of the New Subadvisers’ screening and portfolio construction process, the New Subadvisers will cross-check the basket’s potential holdings against the fundamental research conducted by their equity and credit analysts. The New Subadvisers will remove any stock from the basket that has a sell rating from their analysts.

Global Tactical Asset Allocation Investment Strategy. The New Subadvisers will seek to enhance total return and manage risk of the Repositioned Portfolio by utilizing its Global Tactical Asset Allocation strategy. This investment strategy will employ a flexible investment approach across a diversified range of global asset classes such as equities, bonds, currencies, and real assets. This strategy may use derivatives and will function as an overlay strategy at the aggregate Repositioned Portfolio level.

Gaining Equity Exposure Through Use of Derivatives and Underlying Non-Affiliated Portfolios. Overall, the Repositioned Portfolio may purchase or sell futures contracts and options in order to gain long or short exposure to particular broad-based market indices in connection with hedging transactions or otherwise to increase total return. The Repositioned Portfolio also may invest a portion of its assets in Underlying Non-Affiliated Portfolios.

As an open-end management investment company registered with the SEC, the Repositioned Portfolio will be subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Repositioned Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Repositioned Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Repositioned Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Repositioned Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Repositioned Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Co-Managers or their affiliates. Investing heavily in these securities will limit the New Subadvisers’ ability to achieve the Repositioned Portfolio’s investment objective, but can help to preserve Repositioned Portfolio assets.

Principal Risks of Investing in Repositioned Portfolio. The risks identified below are the principal risks of investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The Repositioned Portfolio will be used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the relevant Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, such companies will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Repositioned Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the relevant insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Repositioned Portfolio and subject the Repositioned Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Repositioned Portfolio's investment performance by requiring the New Subadvisers to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

Commodity risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Repositioned Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Repositioned Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Repositioned Portfolio invests could go down.

Expense Risk. Your actual cost of investing in the Repositioned Portfolio may be higher than the daily estimated expenses shown above in this Proxy Statement for a variety of reasons, including, for example, if the Repositioned Portfolio’s daily average net assets does not reach the projected level shown above.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Repositioned Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Repositioned Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Repositioned Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Repositioned Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds. The risks associated with investments in foreign securities are heightened for investment in securities from issuers located in emerging market countries.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Management risk. Management risk includes the risk that the securities and other financial instruments selected by the New Subadvisers for will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by a New Subadviser in making investment decisions for the Repositioned Portfolio may not produce the desired results.

Market risk. Market risk is the risk that the markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the New Subadvisers. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

New Subadvisers

Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). Schroders Plc and its global affiliates have over 200 years of financial services experience. Schroders plc, Schroders' ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $[_____] billion under management as of December 31, 2011. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets. Schroders address is 875 Third Avenue, New York, New York 10022.

Portfolio Managers for Repositioned Portfolio

Information about the portfolio managers responsible for the day-to-day management of the Repositioned Portfolio is set forth below.
In addition to the information set forth below, the Trust's SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Repositioned Portfolio.

Johanna Kyrklund, CFA, is Schroders' Head of Multi Asset Investment. She has been with Schroders since 2007 and is responsible for investment on behalf of all multi-asset clients. She is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund and AST Schroders Multi-Asset World Strategies Portfolio. Ms. Kyrklund was formerly fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asset Management (1997-2005).

Philip Chandler, CFA, is based in New York, and is a fund manager in the multi-asset team focusing on North American clients. He also provides specialized fixed income market coverage for the global Multi Asset team.
Mr. Chandler joined Schroders in 2003. Initially, he was part of the Fixed Income government bond team before transferring to the Multi Asset team in 2009. CFA Charterholder (2006). MA Oxf, Philosophy, Politics & Economics, University of Oxford

Aymeric Forest, CFA, joined Schroders in May 2011 as a fund manager in the multi-asset team and as a member of the Global Asset Allocation Committee. His focus is on complex segregated mandates and on further enhancing our approach to tactical asset allocation.

Prior to joining Schroders, Aymeric was Global Head of Global Investment Solutions at BBVA in Madrid, being responsible for multi asset products such as individual and corporate pension funds, balanced and dynamic asset allocation solutions and life cycle funds.

From 2002 to 2009 he worked in London at ABN AMRO Asset Management, Fortis Investments (merger in 2008) and then BNP Paribas Investment Partners (merger in 2009). Within the TAA and Balanced team, he was Senior Portfolio Manager and Head of Tactical Asset Allocation Research until 2008 and then Head of Tactical Asset Allocation Quantitative Strategies dedicated to absolute return strategies.

From 1999 to 2002 Aymeric was Institutional Portfolio Manager at Dexia Asset Management in Paris and Luxembourg. He also held various junior equity positions from 1996 at KTL Luxembourg and Kempf Bfsc (small capitalisations).

CFA Charter holder, DESS and Master degree in Finance, Université Nancy 2.

Information About PI and AST

PI and AST are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name & Position(s) with PI	Principal Occupation(s) During Past Five Years
Stuart S. Parker

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Kurt J. Byerly Chief Financial Officer, Controller, Executive Vice President and Treasurer

Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Chief Financial Officer and Controller (since March 2008) of Prudential Mutual Fund Services LLC. Formerly, Director - Finance for Prudential Investments (2006 - 2008).

Kathryn L. Quirk Executive Vice President, Chief Legal Officer and Secretary

Vice President and Corporate Counsel (since September 2004) of Prudential Investment LLC; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Scott E. Benjamin Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Christopher S. Cooper Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood Executive Vice President

Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn Executive Vice President

Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AST. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with AST	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stephen Pelletier	Executive Vice President & Director	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Michael Bohm	Treasurer	Chief Financial Officer, Vice President, Assistant Treasurer (from March 2006-January 2011), and Treasurer (since January 2011) of AST Investment Services, Inc.

Substantially Similar Funds or Portfolios Managed by PI or AST

AST and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadvisers

Neither Schroders nor SIMNA Ltd. manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board held meetings that took place on December 6-8, 2011 (the Board Meeting) to consider the Co-Managers’ proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the CLS Portfolio, the proposed investment management fee rate for the Repositioned Portfolio, and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the CLS Portfolio and the Repositioned Portfolio (i.e., variable product (VP) funds in Lipper Inc.'s mixed-asset target allocation growth category).

At such meeting, the Board, including all of the Independent Trustees, approved all aspects of the Portfolio Repositioning. In particular, the Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and CLS (the Current Subadvisory Agreement), the execution of new subadvisory agreements relating to the Portfolio between the Co-Managers and the New Subadvisers (together, the New Subadvisory Agreements), and changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and the New Subadvisers and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers are proposing the increased investment management fee rate for the CLS Portfolio in order to effect the Portfolio Repositioning. As noted above, the CLS Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. CLS is generally responsible for determining the CLS Portfolio’s target asset allocation among the various asset classes (i.e., equities and domestic fixed-income/cash) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Co-Managers are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS’ asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the CLS Portfolio. Instead, the Repositioned Portfolio will be a global asset allocation fund that pursues domestic and foreign equity and fixed-income strategies, foreign currency hedging, and a sophisticated global tactical asset allocation strategy. As a result, the New Subadvisers will be responsible for asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Repositioned Portfolio. The New Subadvisers will be required to research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions in order to manage the Portfolio. The Co-Managers believe the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by the New Subadvisers as compared to CLS. In turn, the Repositioned Portfolio’s use of the New Subadvisers’ investment strategies, foreign currency hedging, and the global tactical asset allocation strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Co-Managers’ investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio’s use of the New Subadvisers’ international equity strategies will require the establishment and maintenance of foreign custody accounts around the world. In addition, the New Subadvisers’ use of foreign currency hedging and the global tactical asset allocation strategy will involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various ISDA-related documents and tri-party custody agreements. In short, the Co-Managers believe that the proposed increased contractual investment management fee will permit the Manager to: (i) retain the New Subadvisers to handle asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Repositioned Portfolio and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio’s contractual investment management fee rate of 0.95% is 0.65% higher than the CLS Portfolio’s contractual investment management fee rate of 0.30%, the Co-Managers noted to the Board that the Repositioned Portfolio’s contractual investment management fee rate of 0.95% was:

•

only 0.06% higher than the gross effective investment management fee rate of 0.89% that was paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 after application of the above-described voluntary investment management fee waiver for CLS Portfolio;

•	actually 0.03% lower than the gross effective investment management fee rate of 0.98% that would have been paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 absent application of the above-described voluntary investment management fee waiver for CLS Portfolio;

•	comparable with those of the Trust’s other asset allocation Portfolios that are not principally structured as funds-of-funds; and

•	comparable with contractual fee increases that were previously approved by the Board in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though the New Subadvisers’ contractual subadvisory fee rate for the Repositioned Portfolio is higher than CLS’ contractual subadvisory fee rate for the CLS Portfolio, the Co-Managers noted to the Board that the gross effective subadvisory fee rate of 0.35% paid by the Co-Managers in connection with the CLS Portfolio for the twelve-month period ended October 31, 2011 was actually 0.01% higher than the subadvisory fee rate that would have been paid to the New Subadvisers in connection with the Repositioned Portfolio during that period.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to CLS Portfolio by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements. The Board considered the Co-Managers' representation that the nature and extent of services to be provided by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements would likely be greater than those provided by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Sgreement due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds structure to a multi-asset class global fund that uses currency hedging and a sophisticated global tactical asset allocation strategy. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreements.

Historical Investment Performance of the CLS Portfolio

Although the Board considered the historical performance of the CLS Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that it had specifically considered the CLS Portfolio's historical investment performance when the Board approved the renewal of the current Management Agreement at Board meetings held on June 15-17, 2011.

The Board also considered that it was approving Schroders and SIMNA Ltd. as subadvisers for the Portfolio and that Schroders and SIMNA Ltd. would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadvisers manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Schroders Portfolio as described above. As a result, there was no directly comparable investment performance for the Schroders Portfolio included with the materials for the Board Meeting. The New Subadvisers, however, manage one or more separate pooled investment vehicles based on each of the International Equity Alpha Investment Strategy, the International Multi-Cap Value Investment Strategy, and the Core Plus Investment Strategy. The Co-Managers provided the Board with historical investment performance information for: (i) Schroder International Multi-Cap Value Fund, the management of which is based on the International Multi-Cap Value Investment Strategy; (ii) Schroder Total Return Fixed Income Fund, the management of which is based on the Core Plus Investment Strategy; (iii) the International Equity Alpha composite maintained by the New Subadvisers; and (iv) the relevant benchmark indices for these funds and the composite. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that the relevant funds and the composite generally outperformed their respective benchmark indexes for the relevant time periods. The Co-Managers also provided certain hypothetical performance information for the overall Schroders Portfolio to the Board.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classified both the CLS Portfolio and the Repositioned Portfolio as VP mixed-asset target allocation growth funds. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rates for the CLS Portfolio and the Repositioned Portfolio fall within the first quartile and the fourth quartile, respectively, of Lipper's VP mixed-asset target allocation growth funds universe. Because the CLS Portfolio currently operates as a fund-of-funds, the CLS Portfolio also indirectly pays investment management fees to the Co-Managers in connection with its investments in the relevant Underlying Trust Portfolios. As described above, the estimated gross effective investment management fee rate actually paid to the Co-Managers with respect to the CLS Portfolio inclusive of the above-described voluntary fee waiver would have been 0.89% (0.21% + 0.68%) based on the CLS Portfolio’s net assets and holdings during the twelve-month period ended October 31, 2011. Such gross effective investment management fee rate for the CLS Portfolio would also fall in the fourth quartile of its Lipper universe.

The Co-Managers also noted to the Board that the Schroders Portfolio will be a global asset allocation fund that pursues sophisticated investment strategies, foreign currency hedging, and a global tactical asset allocation strategy. Many of the funds in Lipper's VP mixed-asset target allocation growth funds universe (including the CLS Portfolio), on the other hand, generally do not use such strategies. The Board found it reasonable to believe that the broad geographical reach of the Schroders Portfolio and its use of such sophisticated investment strategies, foreign currency hedging, and the global tactical asset allocation strategy will require larger amounts of time and resources for oversight and administration than many of the funds in Lipper's VP mixed-asset target allocation growth funds universe (including the CLS Portfolio). In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Schroders Portfolio should be evaluated in light of these differences.

Co-Managers' Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for the New Subadvisers would include breakpoints in the fee rate paid by the Co-Managers to the New Subadvisers, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board did note, however, that the Co-Managers have entered into a contractual waiver so that the Repositioned Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadvisers at the Board Meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

As explained in more detail above, the Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•	terminate CLS as the sole subadviser for the CLS Portfolio and current voluntary investment management fee waiver;

•	retain Schroders and SIMNA Ltd. as subadvisers for the Portfolio; and

•	have the New Subadvisers implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the CLS Portfolio, the revised fee schedule will become effective upon the termination of CLS as the sole subadviser for the CLS Portfolio and the current voluntary investment management fee waiver and the corresponding addition of Schroders and SIMNA Ltd. as subadvisers to the Portfolio. Such termination of CLS and the current voluntary investment management fee waiver and the corresponding addition of Schroders and SIMNA Ltd. are expected to occur on or about April 30, 2012. In turn, once Schroders and SIMNA Ltd. become subadvisers to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST CLS Growth Asset Allocation Portfolio to the AST Schroders Global Tactical Portfolio.
In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle and would continue to operate in accordance with the overall asset allocation parameters outlined above (i.e., normally 70% equity exposure but may range from 60-80% and 30% domestic fixed-income/cash exposure but may range from 20-40%). The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadvisers would implement various investment strategies and a global tactical asset allocation strategy primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). A portion of the Repositioned Portfolio’s assets will also be invested in Underlying ETFs and in other investment companies that are not managed or advised by the Co-Managers, the New Subadvisers, or their respective affiliates. Such Underlying ETFs and other investment companies in which the Repositioned Portfolio will invest are collectively referred to in this Proxy Statement as “Underlying Non-Affiliated Portfolios.” Finally, the Repositioned Portfolio may invest up to 5% of its net assets in alternative investments.

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract owners currently invested in the CLS Portfolio with the benefit of having Schroders and SIMNA Ltd. as subadvisers, including obtaining access to their various investment strategies and global tactical asset allocation strategy. The Co-Managers also believe that the Repositioned Portfolio’s differentiation from the CLS Portfolio and many of the Trust’s other asset allocation options would also provide Contract owners with a greater diversity of investment options.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of CLS as sole subadviser for the Portfolio, the retention of Schroders and SIMNA Ltd. as subadvisers for the Portfolio, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the CLS Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. In addition, it is expected that the current voluntary investment management fee waiver for the CLS Portfolio would also remain in effect in the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Investment Managers at any time thereafter without prior notice to Portfolio shareholders.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

VOTING INFORMATION

Approval of Proposal No. 1 requires approval by a majority of the outstanding voting securities of the CLS Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the CLS Portfolio’s outstanding voting securities is the lesser of: (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the CLS Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the CLS Portfolio, will vote shares of the CLS Portfolio, including CLS Portfolio shares owned by the Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from Contract owners beneficially owning the shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners. It is expected that the presence at the Meeting of the Participating Insurance Companies affiliated with PI and AST will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the various proposals. An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the CLS Portfolio as of the Record Date. To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of the CLS Portfolio as of the Record Date. Broker-dealers affiliated with the Co-Managers received no commissions from the trust with respect to the CLS Portfolio during the twelve-month period ended October 31, 2011.

TRANSITION EXPENSES

In order for Schroders and SIMNA Ltd. to implement the new investment strategies on behalf of the Portfolio, it is expected that all shares of the Underlying Trust Portfolios and the Underlying ETFs held by the CLS Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadvisers will be purchased on behalf of the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the Underlying ETFs held by the CLS Portfolio and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadvisers on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $1.5 million (or 0.09% of the Portfolio’s net assets as of October 31, 2011) and will be borne by the Portfolio and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

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Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.  The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a "manager-of-managers" style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund's Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser's services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the "manager-of-managers" process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.  Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide supervision of the Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)  With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager's supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers' supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall maintain all books and records with respect to the Fund's and such Portfolio's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio's (including those being maintained by the Fund's custodian).

(f)  With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide the Fund's custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)  The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)  The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

3.  The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Articles of Incorporation or Declaration of Trust of the Fund;

(b)  By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)  Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)  Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)  Each prospectus and statement of additional information of the Fund.

4.  The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.  The Co-Managers shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)  the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund's business, other than those specifically assumed by the Fund herein, and

(iii)  the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)  the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)  the fees and expenses of Fund Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

(c)  the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers' responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

(d)  the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)  the charges and expenses of legal counsel and independent accountants for the Fund,

(f)  brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)  the fees of any trade associations of which the Fund may be a member,

(i)  the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

(k)  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

(n)  any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.  For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.  The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager's part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.  This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.  Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.  During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street, 4th Floor
Newark, NJ 07102-4077
Attention: President
and

AST Investment Services, Inc.
One Corporate Drive
Shelton, CT 06484
Attention:

If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:
Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.  The Fund may use the name " Portfolio" or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name " Portfolio." or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" if the Co-Managers' functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund's right to use the words "Skandia," "AST," or "American Skandia" shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.   Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.   Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST
By:__________________________
PRUDENTIAL INVESTMENTS LLC
By:__________________________
AST INVESTMENT SERVICES, INCORPORATED
By:__________________________

SCHEDULE A

Portfolio	Proposed Investment Management Fee Rate
AST Schroders Global Tactical Portfolio	0.95%

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call [1-800-690-6903] and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — March 15, 2012

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey, and Allstate Life Insurance Company [Note: VAIM to confirm list of Participating Insurance Companies], as applicable (the Insurance Company), to vote all shares of the AST CLS Growth Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on March 15, 2011 at 10:00 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature		(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal below.

	FOR	AGAINST	ABSTAIN

1.

To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST CLS Growth Asset Allocation Portfolio (to be renamed AST Schroders Global Tactical Portfolio)

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.